                                                                 EXHIBIT 10.9(c)

-------------------------------------------------------------------------------- ----------------------------- --------- ----------
    AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                           1. CONTRACT ID CODE             PAGE    OF PAGE
                                                                                                                  1         2
-------------------------------------------------------------------------------- ----------------------------- --------- ----------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REO. NO.        5. PROJECT NO.
08                                 1999 APR 02                           N65236-9092-8F01

---------------------------------- ------------------------------------- ---------------------------------- -----------------------
6. ISSUED BY          CODE         N65236                                7. ADMINISTERED BY (If other than Item 6)   CODE
                                   -------------------------------------                                                   --------
SPACE AND NAVAL WARFARE SYSTEMS CENTER
P.O. BOX 190022
NORTH CHARLESTON, SC 29419-9022                                                                     2005-001
POC: NANCY GARTNER      CODE:  1113NG                                     SAME AS BLOCK 6
EMAIL: gartnern@spawer.navy.mil
TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ----------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
                                                                                      [ ]
                                                                                              -------------------------------------
       TELECOMMUNICATION SYSTEMS, INC.                                                        9B. DATED (SEE ITEM 11)
       275 WEST STREET
       SUITE 400                                                                   ---------- -------------------------------------
       ANNAPOLIS, MD 21401                                                                    10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.
                                                                                      [X]     N65236-98-F-2601
                                                                                              -------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
--------------------------------------------- -----------------------------------------------
CODE                    0HAL7                 FACILITY CODE                                   1998 AUG 03
---------------------------------------------------------------------------------- ---------- -------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
-----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)                                                     NET INCREASE
    ACR:AD  9790100.1202  Z49  52SF 1SCY2K  12000  592  N99-106 662400                                  $150,000.00
-----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
-----------------------------------------------------------------------------------------------------------------------------------
  (X)    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         CONTRACT/ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- --------------------------------------------------------------------------------------------------------------------------
  [ ]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- --------------------------------------------------------------------------------------------------------------------------
  [X]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         MUTUAL AGREEMENT OF THE PARTIES
-------- --------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

-----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [ ]  is not,  [X]  is required to sign this document and return ORIGINAL copies to the issuing office.
-----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


                                          SEE PAGE 2






Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
-----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Richard A. Young
     Chief Operating Officer                                             NANCY GARTNER
------------------------------------------------------------------------ ----------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA             16C. DATE SIGNED


  /s/ RICHARD A. YOUNG                                4/2/99                /s/ NANCY GARTNER
 ---------------------------------------------                              ------------------------------------
    (Signature of person authorized to sign)                             BY  (Signature of Contracting Officer)        99 Apr 06
------------------------------------------------------------------------ ----------------------------------------------------------
                                                                                                         STANDARD FORM 30 (10-83)

-------------------------------------------------------------------------------------------------------------- ---------------------
 MODIFICATION OF CONTRACT/ORDER NO. N65236-98-F-2601                                                             PAGE  2  OF  2
 MODIFICATION NO.                          08
====================================================================================================================================

     1. IN ORDER FOR THE CONTRACTOR TO COMPLETE THE WORK IN ACCORDANCE WITH THE REVISED STATEMENT OF WORK UNDER MODIFICATION 07
     FUNDS IN THE AMOUNT OF $150,000.00 ARE HEREBY ADDED.

     2. AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER IS HEREBY CHANGED FROM $4,612,005.86 TO $4,762,005.86, A NET
     INCREASE OF $150,000.00.

-------------------------------------------------------------------------------- ----------------------------- --------- ----------
    AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                           1. CONTRACT ID CODE             PAGE    OF PAGE
                                                                                                                  1
-------------------------------------------------------------------------------- ----------------------------- --------- ----------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO.
07                                 1999 MAR 31                           N65236-9091-8F09

---------------------------------- ------------------------------------- ---------------------------------- -----------------------
6. ISSUED BY          CODE         N65236                                7. ADMINISTERED BY (If other than Item 6)   CODE
                                   -------------------------------------                                                   --------
SPACE AND NAVAL WARFARE SYSTEMS CENTER
P.O. BOX 190022
NORTH CHARLESTON, SC 29419-9022
POC: NANCY GARTNER      CODE:  1113NG                                     SAME AS BLOCK 6                2005-001
EMAIL: gartnern@spawer.navy.mil
TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ----------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
                                                                                      [ ]
                                                                                              -------------------------------------
       TELECOMMUNICATION SYSTEMS, INC.                                                        9B. DATED (SEE ITEM 11)
       275 WEST STREET
       SUITE 400                                                                   ---------- -------------------------------------
       ANNAPOLIS, MD 21401                                                                    10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.
                                                                                      [X]     N65236-98-F-2601
                                                                                              -------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
--------------------------------------------- -----------------------------------------------
CODE                    0HAL7                 FACILITY CODE                                   1998 AUG 03
---------------------------------------------------------------------------------- ---------- -------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
-----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)                                                     NET INCREASE
    ACR:AC  9790100.5600  X49  52SF 1SC1YK  11  592  N99-106 662400                                     $2,550,005.86
    JOB ORDER:  BMU93X9N41  (H9222699N99106/AB)
-----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
-----------------------------------------------------------------------------------------------------------------------------------
  (X)    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         CONTRACT/ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- --------------------------------------------------------------------------------------------------------------------------
  [ ]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- --------------------------------------------------------------------------------------------------------------------------
  [X]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         MUTUAL AGREEMENT OF THE PARTIES
-------- --------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

-----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [ ]  is not,  [X]  is required to sign this document and return ORIGINAL copies to the issuing office.
-----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


                                          SEE PAGE 2




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
-----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Richard A. Young
     Chief Operating Officer                                             NANCY GARTNER
------------------------------------------------------------------------ ----------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA             16C. DATE SIGNED


  /s/ RICHARD A. YOUNG                                3/31/99               /s/ NANCY GARTNER
 ---------------------------------------------                              ------------------------------------
    (Signature of person authorized to sign)                             BY  (Signature of Contracting Officer)        99 Apr 02
------------------------------------------------------------------------ ----------------------------------------------------------
                                                                                                         STANDARD FORM 30 (10-83)

-------------------------------------------------------------------------------------------------------------- ---------------------
 MODIFICATION OF CONTRACT/ORDER NO. N65236-98-F-2601                                                             PAGE  2  OF  4
 MODIFICATION NO.                          07
====================================================================================================================================

     1. IN ORDER FOR THE CONTRACTOR TO COMPLETE THE WORK IN ACCORDANCE WITH THE REVISED STATEMENT OF WORK FUNDS IN THE AMOUNT OF
     $2,550,005.86 ARE HEREBY ADDED.

     2. AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER IS HEREBY CHANGED FROM $2,062,000.00 TO $4,612,005.86, A NET
     INCREASE OF $2,550,005.86.

                         STATEMENT OF WORK FOR EXTERNAL
                     CONTRACTOR SUPPORT FOR YEAR 2000 (Y2K)
                     JOINT EXERCISE INTEROPERABILITY PLANNING,
                 COORDINATING, EXECUTION, AND PROBLEM RESOLUTION

1. SCOPE. Under this support contract task order (TO), the contractor shall provide USSOCOM joint exercise interoperability support, to include: planning, coordination, execution, problem resolution, reporting, computer systems engineering, analysis and equipment technical support for USSOCOM mission critical and supporting systems. In addition, the contractor shall provide Y2K assistance for interoperability to selected non-USSOCOM Information Technology
(IT) systems. The contractor shall provide the necessary support to assist government officials in the execution of any Y2K related operational exercises.

2.  BACKGROUND

2.1. ORIGIN AND NATURE OF THE PROBLEM: USSOCOM IT systems operate across multiple platforms and have many associated interdependencies such as software interfaces to other systems, communications software, hardware, commercial products, satellites, and other peripheral systems. With less than 18 months remaining until the year 2000, USSOCOM must ensure that the most critical IT systems are Y2K compliant. To accomplish this, USSOCOM in concert with the Department of Defense (DOD) guidance is conducting joint exercises to test and evaluate the interoperability of the IT systems to ensure the renovated systems meet the year 2000 compute challenge.

2.2. USSOCOM Y2K ACTIVITIES: DOD has directed that Y2K compliance testing be completed by December 1998 for all mission critical systems. USSOCOM has 35 managed and many other supporting systems that have external interfaces that require interoperability test and evaluation. Each of these systems will be analyzed to determine if they are Y2K compliant. Subsequently, USSOCOM's intent is to participate in USSOCOM and DOD exercises to evaluate USSOCOM system-to-system external interface capabilities.

3.  APPLICABLE DOCUMENTS

3.1. Department of Defense Draft Year 2000 Management Plan, Version 3 (JUN 98)
3.2. Joint Staff Draft Year 2000 Management Plan (APR 98)
3.3. USSOCOM Year 2000 Validation Strategy (Draft) (APR 98)
3.4. USSOCOM Year 2000 Compliance Certification Plan (DEC 97)
3.5. USSOCOM Year 2000 Draft Management Plan (MAY 98)

4. REQUIREMENTS. The task requires a combination of Y2K skills: exercise planning, coordination, execution, problem resolution, reporting, computer engineering and analysis. The task also includes providing technical information to the government in support of USOCOM Y2K interoperability exercises.

4.1. CONTRACT Y2K EXERCISE MANAGEMENT. The contractor shall provide the planning, direction, coordination, execution, problem resolution, reporting and control necessary for effective and efficient accomplishment of all work ordered under this contract. Actual or projected failure to meet contract requirements shall be reported in the appropriate periodic reports. Specific exercise management functions that will be required are described in the following paragraphs.

5. PERIOD OF PERFORMANCE. The period of performance for this task will be completed by 30 September 2000.

6. ACCEPTANCE. Acceptance of this statement of work shall be made by the Y2K contracting officer's representative (COR). The COR, in conjunction with the requiring activity officer (RAC), will evaluate the deliverables for accuracy, completeness, sufficiency and compliance with acceptable specifications and standards referenced in applicable tasks.

7. TRAVEL. The contractor shall, as specified by the government, travel to designated locations in order to perform Y2K technical support. Travel will be conducted under government travel order unless otherwise approved by the government, in which case travel expenses will be reimbursed IAW the SOW.

8. SECURITY. Regarding the Department of Defense Contract Security Classification Specification, DD Form 254, performance of this TO will require periodic access to Top Secret information; therefore, selected members involved with the contract are required to possess a Top Secret clearance.

9. MONTHLY COST REPORT. The contractor shall prepare a monthly cost report. The output of the contractor's internal cost/schedule management system will be used in the description of any work performed and the hours used. The contractor shall identify major difficulties encountered and what is planned to overcome them, any anticipated events which may cause significant changes to the program, and a summary of future plans.

10. RELEASE OF INFORMATION. All technical data provided to the contractor by the government shall be protected from public disclosure IAW the markings contained thereon and the limitation on release contained in FAR Part 3. In addition, all information related to the items delivered or the services performed under this TO shall not be disclosed by any means without prior approval of the authorized representative of the Contracting Officer.

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                1. CONTRACT ID CODE                          PAGE   OF PAGE
                                                                                                                  1        2
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO.
06                                 99 JAN 13                     N/A
====================================================================================================================================
6. ISSUED BY               CODE          N65236           7. ADMINISTERED BY (If other than Item 6)         CODE
                                        --------------                                                          -------------------
SPACE AND NAVAL WARFARE SYSTEMS CENTER
P.O. BOX 190022                                           SAME AS BLOCK 6
NORTH CHARLESTON, SC 29419-9022                                                  2005-001
POC: NANCY GARTNER CODE: 1113NG
EMAIL: gartnern@spawar.navy.mil
TELEPHONE: (843)974-5921
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR No., street, county, State and ZIP Code)  (X) 9A. AMENDMENT OF SOLICITATION NO.
TELECOMMUNICATION SYSTEMS, INC.
275 WEST STREET                              TATONKA                        ========================================================
SUITE 400                                    ACCOUNTING                     [ ] 9B. DATED (SEE ITEM 11)
ANNAPOLIS, MD 21401                          TAMPA                          ========================================================
                                                                            10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                            [X] N65236-98-F-2601
                                                                            ========================================================
                                                                                10B. DATED (SEE ITEM 13)
============================================================================
CODE       0HAL7                   FACILITY CODE                                98 AUG 03
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                             NO CHANGE
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT/ORDER NO. IN ITEM 10A.
====================================================================================================================================
[X] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
[ ] C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
====================================================================================================================================
[ ] D. OTHER (Specify type of modification and authority)
====================================================================================================================================
E. IMPORTANT: Contractor [X] is not, [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract matter where feasible)


                                SEE PAGE 2


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                  NANCY GARTNER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                                                                                             99 JAN 13
                                                                             Nancy Gartner
------------------------------------------                        ---------------------------------------
(Signature of person authorized to sign)                      BY  (Signature of Contracting Officer)
====================================================================================================================================
                                                                                                       STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-98-F-2601                                                               PAGE 2 OF 2
MODIFICATION NO.                   06
====================================================================================================================================

     1.  FAR CLAUSE 52.232-33- MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG 1996) IS HEREBY INCORPORATED BY
         REFERENCE.

     2.  AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER REMAINS UNCHANGED.


-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1          2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                                            5. PROJECT NO.
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.
              05                      98 DEC 08                             N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY                                 CODE    N65236              7. ADMINISTERED BY (If other than Item 6)
  SPACE AND NAVAL WARFARE SYSTEMS CENTER                                    2005-001
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022
  POC: NANCY GARTNER            CODE: 1113NG
  TELEPHONE (843)974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
         TELECOMMUNICATIONS SYSTEMS INC
         275 WEST STREET                                                                      ------------------------------------
         SUITE 400                                                                            9B. DATED (SEE ITEM 11)
         ANNAPOLIS MD 21401
                                                                                   ---------- ------------------------------------
                                                                                              10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.
                                                                                       X      N65236-98-F-2601
                                                                                              ------------------------------------
----------------------------------------------------------------------------------            10B. DATED (SEE ITEM 13)
CODE            0HAL7                            FACILITY CODE                                 98 AUG 03
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                                     NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)    CONTRACT ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying
  [ ]    office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         MUTUAL AGREEMENT OF THE PARTIES
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [ ]  is not,  [X]  is required to sign this document and return ORIGINAL copies to the issuing office.
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


                                                SEE ATTACHED

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     TINA L. MYLES                                                            NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED

  TINA L. MYLES
  CONTRACT ADMINISTRATOR                           12/11/98                     BY /s/ NANCY GARTNER                       98 DEC 09
 ---------------------------------------------                           ------------------------------------
    (Signature of person authorized to sign)                               (Signature of Contracting Officer)
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                    STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER  NO. N65236-98-F-2601                                                      PAGE 2 OF 2
MODIFICATION NO.                  05
=================================================================================================================================
   1. THE CONTRACTOR IS HEREBY AUTHORIZED TO USE THE FOLLOWING LABOR CATEGORY:

          DATA BASE MANAGEMENT SPECIALIST-$68.03 PER HOUR-ESTIMATED 1,880

   2. AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER REMAINS UNCHANGED..

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1          2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                                            5. PROJECT NO.
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.
              04                      98 NOV 30                             N65236-8324-8F14
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY                               CODE    N65236                7. ADMINISTERED BY (If other than Item 6)
  SPACE AND NAVAL WARFARE SYSTEMS CENTER                                    2005-001
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022
  POC: NANCY GARTNER     CODE: 1113NG
  TELEPHONE (843)974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
                                                                                      [ ]
                                                                                              ------------------------------------
      TELECOMMUNICATION SYSTEMS INC                                                           9B. DATED (SEE ITEM 11)
      275 WEST STREET
      SUITE 400                                                                    ---------- ------------------------------------
      ANNAPOLIS MD 21401                                                              [X]     10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.
                                                                                              N65236-98-F-2601
                                                                                              ------------------------------------
----------------------------------------------------------------------------------            10B. DATED (SEE ITEM 13)
CODE                0HAL7                         FACILITY CODE                                98 AUG 03
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                            NET INCREASE
    ACR:AB 9790100.5600 X49 52SF 1SC1YK 11 592 N99 101 662400                                  $1,850,000.00
    JOB ORDER: BMU93X9CJ3 (H9222699N99106/AA)
----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)    CONTRACT ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying
  [ ]    office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
            MUTUAL AGREEMENT OF THE PARTIES
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [ ]  is not,  [X]  is required to sign this document and return ORIGINAL copies to the issuing office.
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


                                                SEE ATTACHED

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Richard A. Young
     Executive Vice President                                                 PAULETTE DILLIARD
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


    /s/ RICHARD A. YOUNG                                                 BY /s/ PAULETTE DILLIARD                    98 DEC 08
 ---------------------------------------------                           ------------------------------------
    (Signature of person authorized to sign)           12/08/98          (Signature of Contracting Officer)
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                     STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-98-F-2601                                                       PAGE 2 OF 2
MODIFICATION NO.                  04
=================================================================================================================================
   1. THIS CONSTRUCTIVE CHANGE ORDER MODIFICATION IS BEING ISSUED IN ACCORDANCE WITH FAR CLAUSE 52.243-1-
      CHANGES-FIXED PRICE-ALTERNATE I(APR 1984)

   2. THE PERIOD OF PERFORMANCE IS HEREBY CHANGED FROM 30 OCT 98 TO 30 SEP 99.

   3. AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER IS HEREBY CHANGED FROM $212,000.00 TO
      $2,062,000.00, A NET INCREASE OF $1,850,000.00.

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                 1. CONTRACT ID CODE             PAGE    OF PAGE
                                                                                                                  1         2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO.
             03                    98 NOV 30                                          N/A

---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY      CODE             N65236                                7. ADMINISTERED BY (If other than Item 6)   CODE
                                   -------------------------------------
SPACE AND NAVAL WARFARE SYSTEMS CENTER
P.O. BOX 190022
NORTH CHARLESTON, SC 29419-9022
POC: NANCY GARTNER   CODE 1113NG
TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------

   TELECOMMUNICATION SYSTEMS INC                 2005-001                             [ ]
   275 WEST STREET                                                                            ------------------------------------
   SUITE 400                                                                                  9B. DATED (SEE ITEM 11)
   ANNAPOLIS MD  21401
                                                                                   ---------- ------------------------------------
                                                                                              10A. MODIFICATION OF
                                                                                              CONTRACT/ORDER NO.

                                                                                      [X]     N65236-98-F-2601
                                                                                              ------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
----------------------------------------------------------------------------------
 CODE             OHAL7                         FACILITY CODE                                 98 AUG 03
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ]  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers  [ ]
is extended,  [ ]  is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF
OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                                             NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
  (X)    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         CONTRACT/ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.
                                                                                           --------
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                                                        TATONKA
                                SEE ATTACHED                            ACCOUNTING
                                                                        LAND
                                                                        MORGAN

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                         NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


                                                                         BY /s/ NANCY GARTNER
 ---------------------------------------------                           ------------------------------------
   (Signature of person authorized to sign)                                (Signature of Contracting Officer)   98 NOV 30
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                 STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-98-F-2601                  PAGE 2 OF 2
MODIFICATION NO.                   03
================================================================================

     1. FAR CLAUSE 52.232-33-MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG 1996) IS HEREBY INCORPORATED BY REFERENCE.

     2.   AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER REMAINS
          UNCHANGED.

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                 1. CONTRACT ID CODE             PAGE    OF PAGES
                                                                                                                  1         1
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO.
02                                 98 OCT 05                                          N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY      CODE             N65236                                7. ADMINISTERED BY (If other than Item 6)   CODE
                                   -------------------------------------                                                  --------
SPACE AND NAVAL WARFARE SYSTEMS CENTER
P.O. BOX 190022
NORTH CHARLESTON, SC 29419-9022
POC: NANCY GARTNER   CODE 1113NG                                                                         2005-001
TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------

   TELECOMMUNICATION SYSTEMS INC                                                      [ ]
   275 WEST STREET                                                                            ------------------------------------
   SUITE 400                                                                                  9B. DATED (SEE ITEM 11)
   ANNAPOLIS MD  21401
                                                                                   ---------- ------------------------------------
                                                                                              10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                   NO.
                                                                                      [X]     N65236-98-F-2601
                                                                                              ------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
----------------------------------------------------------------------------------
 CODE             OHAL7                         FACILITY CODE                                 98 AUG 03
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ]  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers  [ ]
is extended,  [ ]  is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF
OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                                             NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
  (X)    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         CONTRACT ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         MUTUAL AGREEMENT OF THE PARTIES
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [ ]  is not,  [X]  is required to sign this document and return ORIGINAL copies to the issuing office.
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE PERIOD OF PERFORMANCE IS HEREBY CHANGED FROM 30 SEP 98 TO 30 OCT 98.
AS A RESULT OF THE ABOVE, THE TOTAL AMOUNT OF THE ORDER REMAINS UNCHANGED.
                                                                        ACCOUNTING
                                                                        TATONKA
                                                                        TAMPA
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Jeffrey Mogelinski
     Contracts Manager                                                   NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


 /s/ JEFFREY MOGELINSKI                           10/5/98                 BY /s/ NANCY GARTNER
 ---------------------------------------------                           ------------------------------------
   (Signature of person authorized to sign)                                (Signature of Contracting Officer)   98 OCT 05
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                 STANDARD FORM 30 (REV. 10-83)

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                 1. CONTRACT ID CODE             PAGE    OF PAGE
                                                                                                                  1         1
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.     5. PROJECT NO.
01                                 98 SEP 15                                N65236-8229-8F02
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED         CODE             N65236                                7. ADMINISTERED BY (If other than Item 6)   CODE
                                   -------------------------------------                                                  --------
SPACE AND NAVAL WARFARE SYSTEMS CENTER
P.O. BOX 190022
NORTH CHARLESTON, SC 29419-9022
POC: NANCY GARTNER   CODE 1113NG
TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------

   TELECOMMUNICATION SYSTEMS INC                                                      [ ]
   275 WEST STREET                           2005-001                                         ------------------------------------
   SUITE 400                                                                                  9B. DATED (SEE ITEM 11)
   ANNAPOLIS MD  21401                       Accting
                                             Commerce                              ---------- ------------------------------------
                                             Tampa                                            10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                   NO.
                                                                                      [X]     N65236-98-F-2601
                                                                                              ------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
----------------------------------------------------------------------------------
 CODE             OHAL7                         FACILITY CODE                                 98 AUG 03
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ]  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers  [ ]
is extended,  [ ]  is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF
OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                                             NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
  (X)    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         CONTRACT/ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.
                                                                                           --------
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE ACCOUNTING AND APPROPRIATION DATA IN BLOCK 17 IS HEREBY CHANGED TO READ AS FOLLOWS:

ACR:AA 9780100 5600 X4852SFIJ61HE11592(N-98-552) 662400
JOB ORDER: BMUR3X8TJ2 (FA201198N985524/AA)

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                         NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED
                                                                                                                98 SEP 15
                                                                         BY /s/ NANCY GARTNER
 ---------------------------------------------                           ------------------------------------
   (Signature of person authorized to sign)                                (Signature of Contracting Officer)
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                 STANDARD FORM 30 (REV. 10-83)

====================================================================================================================================
ORDER FOR SUPPLIES OR SERVICES          Form Approved OMB                                      PAGE 1 OF 4
                                        No. 0704-0187
                                        Expires Jun 30, 1997
====================================================================================================================================
                                                                                               5. CERTIFIED FOR NATIONAL DEFENSE

     Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0187). Washington, DC 20503.
                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                         SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER NO.     2. DELIVERY ORDER NO.    3. DATE OF ORDER      4. REQUISITION/PURCH REQUEST NO.    UNDER DMS REG 1
                                                                                                                      DO
GS-35F-4655H                    N65236-98-F-2601         98 AUG 03             N65236-8229-8FO2
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY        CODE  N65236          7. ADMINISTERED BY (If other than 6) CODE                   8. DELIVERY FOB
SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                 -------------  [X] DEST
P.O. BOX 190022                                                                                       [ ] OTHER
NORTH CHARLESTON, SC 29419-9022           SAME AS BLOCK 6                                             (See Schedule if other)
POC: NANCY GARTNER CODE: 1113NG
TELEPHONE: (843) 974-5921                 2005-001
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR       CODE 0HAL7          FACILITY CODE            10. DELIVERY TO FOB POINT BY (Date)         11. MARK IF BUSINESS IS
                                                      ----------                                             [X] SMALL
NAME    TELECOMMUNICATION SYSTEMS INC                              SEE SCHEDULE                              [ ] SMALL DISADVANTAGED
AND     275 WEST STREET                   ACCOUNTING               12. DISCOUNT TERMS                        [ ] WOMEN-OWNED
ADDRESS SUITE 400                         COMMERCE                     NET 30
        ANNAPOLIS MD 21401                TAMPA                    13. MAIL INVOICES TO:

                                                                   SEE BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO             CODE                15. PAYMENT WILL BE MADE BY        CODE    662400
    USSOCOM/SOIO-BA                             DOD-OR/GOV'T BRANCH/AOG                                            MARK ALL
    7701 TAMPA POINT BLVD.                      2500 LEAHY AVENUE, BOX 932300                                   PACKAGES AND
    MACDILL AIR FORCE BASE FL 33621             ORLANDO FL 32893                                                PAPERS WITH
                                                                                                                CONTRACT OR
                                                                                                                ORDER NUMBER
------------------------------------------------------------------------------------------------------------------------------------
16.            DELIVERY     [X]    This delivery order is issued on another Government agency or in accordance with and subject to
 TYPE                               terms and conditions of above numbered contract.
  OF
 ORDER        ----------------------------------------------------------------------------------------------------------------------
               PURCHASE     [ ]   Reference your           furnish the following on terms specified herein.
                               -----------------------------------------------------------------------------------------------------
                                  ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS
                                  IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET
                                  FORTH, AND AGREES TO PERFORM THE SAME.

     --------------------      -------------------------------       --------------------------------------        -----------------
      NAME OF CONTRACTOR              SIGNATURE                              TYPED NAME AND TITLE                      DATE SIGNED
[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
ACR:AA  9780100 5600 X4852SPIJ61HE11592  (N-98-552)  662400                                                   $212,000.00
JOB ORDER: BMUR3X8TJ2 (FA201198N985524/AA)
====================================================================================================================================
18.                                19.                                     20. QUANTITY       21.        22. UNIT         23.
     ITEM NO.                      SCHEDULE OF SUPPLIES/SERVICES                ORDERED/       UNIT          PRICE            AMOUNT
                                   MAIL INVOICES TO:                            ACCEPTED*
                                   SPAWAR
                                   CODE 123
                                   PO BOX 190022
                                   N CHARLESTON SC 29419-9022
====================================================================================================================================
*If quantity accepted by the Government        24. UNITED STATES OF AMERICA                          25. TOTAL   $212,000.00
is same as quantity ordered indicate by                                                              29.
X. If different, enter actual quantity             /s/ NANCY GARTNER                                 DIFFERENCES
accepted below quantity ordered and
encircle.                                      BY: NANCY GARTNER CONTRACTING/ORDERING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                   27. SHIP. NO.            28. D.O. VOUCHER NO.  30
                                                                                                    INITIALS
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND         [ ] PARTIAL
                               CONFORMS TO THE           [ ] FINAL         32. PAID BY              33. AMOUNT VERIFIED CORRECT FOR
                               CONTRACT EXCEPT AS    31. PAYMENT
                               NOTED                 [ ] COMPLETE
                                                         [ ] PARTIAL
---------------   ---------------------------------- [ ] FINAL
  DATE              SIGNATURE OF AUTHORIZED                                                         34. CHECK NUMBER
                    GOVERNMENT REPRESENTATIVE
36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER
FOR PAYMENT

---------------   ----------------------------------                                                35. BILL OF LADING NO.
     DATE         SIGNATURE AND TITLE OF CERTIFYING
                  OFFICIAL
37. RECEIVED AT     38. RECEIVED BY    39. DATE RECEIVED    40. TOTAL CONTAINERS  42. S/R ACCOUNT   42. S/R VOUCHER NO.
                                                                                      NUMBER
====================================================================================================================================

====================================================================================================================================
                                REFERENCE NO. OF DOCUMENT BEING CONTINUED                           PAGE
CONTINUATION SHEET
                                     N65236-98-F-2601                                                    2
------------------------------------------------------------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
         TELECOMMUNICATION SYSTEMS INC
------------------------------------------------------------------------------------------------------------------------------------

THIS IS A TIME AND MATERIAL TYPE ORDER.

THE PERIOD OF PERFORMANCE IS FROM 03 AUG 98 THROUGH 30 SEP 98.

SECTION B-SUPPLIES OR SERVICES AND PRICES

                                                                                UNIT
                                                                                 OF      UNIT
          ITEM NO. SUPPLIES/SERVICES                        QUANTITY          ISSUE      PRICE         AMOUNT

          0001     LABOR AND MATERIAL                          1               LOT    $212,000.00    $212,000.00
                   TO PROVIDE PROCUREMENT,
                   DELIVERY, CABLING INTEGRATION
                   AND INSTALLATION IN ACCORDANCE
                   WITH THE ATTACHED STATEMENT
                   OF WORK

      STATEMENT OF WORK FOR EXTERNAL CONTRACTOR SUPPORT FOR YEAR 2000(Y2K) JOINT EXERCISE INTEROPERABILITY PLANNING, COORDINATING, EXECUTION, AND
                               PROBLEM RESOLUTION

1.   SCOPE.

Under this support contract task order (TO), the contractor shall provide USSOCOM joint exercise interoperability support, to include: planning, coordination, execution, problem resolution, reporting, computer systems engineering, analysis, and equipment technical support for USSOCOM mission critical and supporting systems. In addition, the contractor shall provide Y2K assistance for interoperability to selected non-USSOCOM Information technology
(IT) systems. The contractor shall provide the necessary support to assist government officials in the execution of any Y2K related operational exercises.

2.   BACKGROUND.

2.1. Origin and Nature of the Problem. USSOCOM IT systems operate across multiple platforms and have many associated interdependencies such as software interfaces to other systems, communications software, hardware, commercial products, satellites, and other peripheral systems. With less than 18 months remaining until the year 2000, USSOCOM must ensure that the most critical IT systems are Y2K compliant. To accomplish this, USSOCOM in concert with the Department of Defense (DOD) guidance is conducting joint exercises to test and evaluate the interoperability of the IT systems to ensure the renovated systems meet the year 2000 computer challenge.

2.2. USSOCOM Y2K Activities. DOD has directed that Y2K compliance testing be completed by December 1998 for all mission critical systems. USSOCOM has 35 managed and many other supporting systems that have external interfaces that require interoperability test and evaluation. Each of these systems will be analyzed to determine if they are Y2K compliant. Subsequently, USSOCOM's intent is to participate in USSOCOM and DOD exercises to evaluate USSOCOM system-to-system external interface capabilities.

3.   APPLICABLE DOCUMENTS.

3.1  Department of Defense Draft Year 2000 Management Plan, Version 3 (Jun 98)
3.2  Joint Staff Draft Year 2000 Management Plan (APR 98)
3.3  USSOCOM Year 2000 Validation Strategy (Draft) (Apr 98)
3.4  USSOCOM year 2000 Compliance Certification Plan (Dec 97)
3.5  USSOCOM year 2000 Draft Management Plan (May 98)

4.   REQUIREMENTS.

The task requires a combination of Y2K skills: exercise planning, coordination, execution, problem resolution, reporting, computer engineering and analysis. The task also includes providing technical information to the government in support of USSOCOM Y2K interoperability exercises.

4.1. Contract Y2K Exercise Management. The contractor shall provide the planning, direction, coordination, execution, problem resolution, reporting and control necessary for effective and efficient accomplishment of all work ordered under this contract. Actual or projected failure to meet contract requirements shall be reported in the appropriate periodic reports. Specific exercise management functions that will be required are described in the following paragraphs.
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4.2. Technical Engineering/Analysis/Equipment Support. The contractor shall review/analyze USSOCOM certified managed and supporting systems as presented by the USSOCOM Steering Group. The review must detail how each USSOCOM system will be implemented into a joint exercise. The contractor will provide the following support for the USSOCOM systems:

4.2.1     Specific Tasks.

4.2.1.1 The contractor shall attend all Y2K Steering Group meetings and planning and project review meetings required by the USSOCOM Y2K Oversight Task Force and document relevant issues and provide them to the government representative.

4.2.1.2. The contractor shall provide the required joint Y2K exercise planning, coordination, execution, problem resolution, computer systems engineering, analysis, and technical support for all USSOCOM managed and supporting systems to be employed in the exercise program. This will require the identification of major Y2K goals and objectives for the planned exercises as well as all actions that must be taken and obstacles that must be overcome to ensure accomplishment of the goals and objectives and the success of the Y2K project.

4.2.1.3. The contractor shall generate senior executive level technical reports including presentations and briefings associated with the Y2K exercise management as required and identified by the Director, USSOCOM Y2K Oversight Task Force representative.

4.2.1.4. The contractor shall review the USSOCOM mission critical systems contingency plans and advise USSOCOM on their effectiveness in a Y2K corrupted environment.

4.2.1.5. The contractor shall compile overall program results and observations into a report for USCINCSOC. Include future Y2K related activities and requirements for the year 2000 and beyond.

4.3  Deliverables.

4.3.1 The contractor shall submit documented relevant issues to the government NLT five working days after each Y2K Steering Group meeting, project review meeting, and joint exercise planning meeting. The contractor shall incorporate government comments and recommendations to the draft documents and deliver the final version, including electronic format to the government NLT two days after receipt of comments.

4.3.2 The contractor shall submit draft exercise management charts monthly to the government NLT the last working day of each month. The contractor must deliver the final exercise management chart, including electronic format, to the government NLT three working days after receiving government comments.

4.3.3 The contractor shall submit professional senior executive level Y2K technical and exercise draft reports, correspondence, presentations, and briefings to the government NLT three days following the assignment of the action. The contractor shall incorporate government comments and recommendations to the draft report and deliver the final document, including electronic format, to the government NLT two working days after receiving the government comments.

5.        GOVERNMENT FURNISHED EQUIPMENT AND FACILITIES.

The government shall furnish all connectivity, equipment, facilities, access and entree to all necessary DOD commands and supporting agencies necessary to accomplish the task.

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6.   PERIOD OF PERFORMANCE.

The period of performance for this task is 3 August 1998 to 30 September 2000.

7.   ACCEPTANCE.

Acceptance of this statement of work shall be made by the Y2K contracting officer's representative (COR). The COR, in conjunction with the requiring activity officer (RAO), will evaluate the deliverables for accuracy, completeness, sufficiency and compliance with acceptable specifications and standard referenced in applicable tasks.

8.   TRAVEL.

The contractor shall, as specified by the government, travel to designated locations in order to perform Y2K technical support. Travel will be conducted under government travel order unless otherwise approved by the government, in which case travel expenses will be reimbursed IAW the SOW.

9.   SECURITY.

Regarding the Department of Defense Contract Security Classification Specification, DD Form 254, performance of this TO will require periodic access to Top Secret information; therefore, selected members involved with the contract are required to possess a Top Secret clearance.

10.  MONTHLY COST REPORT.

The contractor shall prepare a monthly cost report. The output of the contractor's internal cost/schedule management system will be used in the description of any work performed and the hours used. The contractor shall identify major difficulties encountered and what is planned to overcome them, any anticipated events which may cause significant changes to the program, and a summary of future plans, commendations, and proposals.

11.  RELEASE OF INFORMATION.

All technical data provided to the contractor by the government shall be protected from public disclosure IAW the markings contained thereon and the limitation on release contained in FAR Part III. In addition, all information related to the items delivered or the services performed under this TO shall not be disclosed by any means without prior approval of the authorized representative of the Contracting Officer.